Exhibit 10.33

FIRST AMENDMENT
TO THE
SJW CORP.
EXECUTIVE OFFICER SHORT-TERM INCENTIVE PLAN
(As Amended and Restated January 30, 2013)

WHEREAS, SJW Corp. (“SJW California”) maintained the SJW Corp. Executive Officer Short-Term Incentive Plan (the “Plan”);
WHEREAS, SJW California was merged with and into SJW Group, Inc., a Delaware corporation and wholly-owned subsidiary of SJW California (the “Company”);
WHEREAS, effective upon the merger of SJW California with and into the Company (the “Merger”), the Company changed its name to SJW Group;
WHEREAS, at the effective time of the Merger, the Company assumed the Plan; and
WHEREAS, the Company wishes to amend the Plan to reflect the assumption of the Plan by the Company at the effective time of the Merger.
NOW, THEREFORE, the Plan is hereby amended as follows to be effective upon consummation of the Merger:
1.The title of the Plan shall be revised to “SJW Group Executive Officer Short-Term Incentive Plan”.
2.All references to “SJW Corp.” in the Plan shall be replaced with references to “SJW Group”.
3.Except as expressly modified by this First Amendment, all the terms and provisions of the Plan shall continue to remain in full force and effect.
[Signature Page Follows]

DB2/ 30717378.2

IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed on this 15th day of November, 2016.

SJW Group

By:	/s/ W. Richard Roth
W. Richard Roth, President,
Chief Executive Officer and
Chairman of the Board of Directors

DB2/ 30717378.2
[Signature Page to the First Amendment to the
Executive Officer Short-Term Incentive Plan]